UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : December 10, 2007

Union Pacific Railroad Company

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-6146	94-6001323
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Douglas Street, Omaha, Nebraska	68179
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 544-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Union Pacific Corporation (the Company) issued a press release on December 10, 2007, regarding the intention of Union Pacific Railroad Company, the registrant and the principal operating subsidiary of the Company, to voluntarily withdraw the listing of certain of its debt securities in accordance with Rule 12d-2(c) of the Securities Exchange Act of 1934. A copy of the press release is attached hereto and filed herewith.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release of Union Pacific Corporation, dated December 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2007

UNION PACIFIC RAILROAD COMPANY

By:	/S/ J. MICHAEL HEMMER
J. Michael Hemmer Senior Vice President – Law and General Counsel